                                                               Exhibit 4.7


                        SETTLEMENT AND RELEASE AGREEMENT

     This SETTLEMENT AND RELEASE AGREEMENT (the "Agreement"), executed this 31st day of May, 2001, is entered into by and among Constellation 3D, Inc., a Delaware corporation (the "Company"), Sands Brothers & Co., Ltd., a Delaware corporation ("Sands Brothers"), Sands Brothers Venture Capital, LLC, a New York limited liability company ("Venture Capital") and Mark G. Hollo ("MGH", MGH, Sands Brothers and Venture Capital, collectively the "Sands Parties").


                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, pursuant to the terms of that certain Placement Agency Agreement dated December 1, 1999, as amended on December 22, 1999, March 7, 2000, March 23, 2000, May 16, 2000, May 31, 2000, June 28, 2000, July 13, 2000 and August 2,
2000, and any other amendment or additional document executed on or before the date of this agreement and as supplemented by that certain letter agreement dated February 8, 2000, between the Company and Sands Brothers (collectively, the "Placement Agency Agreement"), Sands Brothers was retained by the Company to act as its placement agent and to perform, among other things, certain investment banking and financial advisory services for the Company (the "Relationship");

     WHEREAS, pursuant to the Relationship, Sands Brothers identified Venture Capital as a qualified subscriber to engage in a financing transaction with the Company (the "Venture Capital Financing"), which was consummated pursuant to that certain Securities Purchase Agreement dated March 23, 2000, by and between the Company and Venture Capital (the "Securities Purchase Agreement");

     WHEREAS, pursuant to the Securities Purchase Agreement, Venture Capital purchased and the Company issued and sold a 10% Subordinated Convertible Debenture dated March 24, 2000 (the "Debenture") in the principal amount of Four Million ($4,000,000) Dollars with a maturity date of September 24, 2001;

     WHEREAS, Sands Brothers has claimed that pursuant to the Placement Agency Agreement, and in connection with the Venture Capital Financing, Sands Brothers or its designees are entitled to the issuance of (i) warrants to purchase 1,050,000 fully-paid and non-assessable shares of the common stock, $.001 par value per share (the "Common Stock") of the Company, at an initial exercise price of $3.67 per share of Common Stock (the "Initial Placement Agent Warrants"), and (ii) additional warrants to purchase 2,400,000 fully-paid and non-assessable shares of Common Stock, at an initial exercise price of $15.13 per share of Common Stock (the "Additional Placement Agent Warrants"), both as evidenced by a certain Warrant Agreement dated December 1, 1999 between the Company and Sands Brothers, as amended (the "Warrant Agreement");



     WHEREAS, disputes have arisen between the Company and the Sands Parties, a result of which, among other things, is that the Company and the Sands Parties mutually desire to terminate the Relationship;


     WHEREAS, the Company and the Sands Parties desire to settle fully and finally any and all matters between them as of the Separation Date (as hereafter defined), including, but not limited to, any issues or claims that may arise out of the Relationship and/or any issues or claims that may arise out of the Placement Agency Agreement, the Debenture, the Warrant Agreement, the Securities Purchase Agreement and/or any other agreement or document by or between the Company and any or all of the Sands Parties, all pursuant to the terms hereof;

     NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, intending to be legally bound, the parties hereto hereby agree as follows:

     Section 1.  Termination of the Relationship.
                 -------------------------------

     Subject to the terms and conditions herein, the Relationship between the Company and Sands Brothers is hereby terminated as of the date herein (the "Separation Date").

     Section 2.  Prepayment of Debenture.
                 -----------------------

          The Debenture issued to Venture Capital in the principal amount of Four Million ($4,000,000) Dollars, shall remain in full force and effect, provided, however, that the principal amount with accrued interest thereon shall be paid in full in immediately available funds within one (1) business day after the Company's receipt and closing on or after the date hereof, of equity and/or debt financing, equal to or in excess of $9 million (the "Final Payment Date"), and upon such payment, the Debenture shall no longer be in force and effect and shall be deemed paid in full and all rights and obligations thereunder shall terminate.

     Section 3.  Settlement Terms.
                 ----------------

          a. Of the Initial Placement Agent Warrants evidenced by Certificate No. SB-1, (the "Original Warrant Certificate"), Sands Brothers shall retain One Hundred Thousand (100,000) warrants (the "Retained Warrants") to purchase, initially, at any time from December 1, 1999, until 5:30 p.m. New York time on December 1, 2004, up to 100,000 fully-paid and non-assessable shares of the common stock, $.001 par value per share (the "Common Stock") of the Company, at an initial exercise price of $3.67 per share of Common Stock. The Retained Warrants shall be evidenced by an amended warrant certificate (the "Retained Warrant Certificate"), a form of which is attached as Exhibit A hereto, which
                                                      ---------
shall be issued upon, and only upon, the delivery by Sands Brothers to the Company of the Original Warrant Certificate for cancellation by the Company.

          b. Of the Additional Placement Agent Warrants evidenced by Certificate No. SB-2 (the "Original Additional Warrant Certificate"), Sands Brothers shall retain One Hundred Thousand (100,000) warrants (the "Additional Retained Warrants" (the shares underlying the Retained Warrant and Additional Retained Warrant are hereinafter collectively referred to as the "Retained Warrant Shares") to purchase, initially, at any time from December 1, 1999, until 5:30
p.m. New York time on December 1, 2004, up to 100,000 fully-paid and non-assessable shares of Common Stock, at an initial exercise price of $11.00 per share of Common Stock. The Additional Retained Warrants shall be evidenced by an amended warrant certificate (the "Additional Retained Warrant Certificate"), a form of which is attached as Exhibit B hereto, which shall be issued upon, and
                             -------------------------------------------------
only upon, the delivery by Sands Brothers to the Company of the Original
------------------------------------------------------------------------
Additional Warrant Certificate for cancellation by the Company.
---------------------------------------------------------------

          c. The Company shall prepare and file, as soon as reasonably practicable, a Registration Statement on Form S-3 to permit resale of the share of Retained Warrant Shares, and the Company shall use its best reasonable efforts to cause such Registration Statement to become effective as soon as practicable after such filing (the "S-3 Filing"), but the Company shall not be required to keep the Registration Statement effective after the second anniversary of the date hereof. If the Company at any time (other than with respect to the S-3 Filing, so long as such Form S-3 is then currently effective) from the date of this Agreement through the expiration of the term of the Warrants, proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 and any successor forms thereto), each such time it will give written notice to such effect to all holders of the Retained Warrant Shares at least 30 days prior to such filing. Upon the written request of any such holder received by the Company within 20 days after the giving of any such notice by the Company to register any of the Retained Warrant Shares not (a) previously sold pursuant to a registration statement or (b) sold or saleable under Rule 144k (such Retained Warrant Shares, the "Registrable Shares"), the Company will cause the Registrable Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the holder of such Registrable Shares so registered. Notwithstanding the foregoing, in the event that any registration pursuant to this Section 3(c) shall be, in whole or in part, an underwritten public offering of Common Stock, the number of Registrable Shares to be included in such an underwriting may be reduced (pro rata among the requesting holders) and its assigns and the other selling stockholders (based upon the number of Registrable Shares requested to be registered by them) if and to the extent that the managing underwriter shall be of the good faith opinion that such inclusion would adversely affect the success of such an underwriting, provided, that then the number of Registrable Shares of a holder to be included in such underwriting shall be reduced on a pro rata basis, based on the number of Registrable Shares held by such holder as a percentage of the total number of shares of Common Stock held by all persons having "piggyback" registration rights, whether or not pursuant to this Agreement, if any shares of Common Stock are to be included in such underwriting for the account of any person other then the Company and its assigns or requesting holders of Retained Warrant Shares. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3(c) without thereby incurring any liability to the holders of Retained Warrant Shares.



     Section 4.  Acknowledgement of Holding Period.
                 ---------------------------------

     The Company and the Sands Parties acknowledge that the Retained Warrant

Shares are not being delivered as settlement of threatened or actual litigation proceedings, but rather, pursuant to the Placement Agency Agreement, Sands Brothers was entitled to the Retained Warrant Shares as of March 30, 2000. The Company and the Sands Parties represent that they will take this position in connection with any public filing or for purposes of Rule 144 of the Securities Act of 1933.

     Section 5.  Mutual Release. The Company and the Sands Parties shall provide
                 --------------
mutual general releases.

          a.     Release by the Company.
                 ----------------------

                 (i) Except as provided below, as a material inducement to enter into this Agreement, the Company shall execute and deliver to Sands Brothers, Venture Capital and MGH, and their respective, parents, subsidiaries and affiliates, together with all of their respective past and present directors, managers, officers, partners, employees and attorneys, and each of their predecessors, successors and assigns and any of the foregoing in their capacity as a shareholder or agent of Sands Brothers, a full and general Release, the form of which is attached as Exhibit C hereto, knowingly and
                                          ---------
voluntarily releasing and forever discharging the Sands Parties from any and all claims, charges, complaints, promises, agreements, controversies, liens, demands, causes of action, obligations, damages and liabilities of any nature whatsoever, known or unknown, suspected or unsuspected, which against them the Company or subsidiaries and affiliates, together with all of their respective past and present directors, managers, officers, partners, employees and attorneys, and each of their predecessors, successors and assigns, and any of the foregoing in their capacity as a shareholder or agent of the Company ever had, now have, or may hereafter claim to have against any of the Sands Parties by reason of any matter, cause or thing whatsoever arising on or before the Separation Date and whether or not previously asserted before any state or federal court or before any state or federal agency or governmental entity (the "Release"). The Release will include, without limitation, any rights or claims relating in any way to the Relationship, or any other federal, state or local law, regulation, ordinance or common law, or under any policy, agreement, understanding or promise, whether written or oral, formal or informal, between the Company and any of the Sands Parties.

                 (ii) Nothing herein shall be deemed to release any of the Company's rights under this Agreement.

          b.     Release by Sands Brothers. Except as provided below, as a
                 -------------------------
material inducement to enter into this Agreement, Sands Brothers shall execute and deliver to the Company a full and general Release, the form of which is attached as Exhibit D hereto, on its behalf and that of its affiliates and its
            ---------
officers and directors, agents, employees, successors and assigns hereby knowingly and voluntarily releasing and forever discharging the Company and its agents, attorneys, employees, directors, officers, affiliates, subsidiary and parent companies, successors, heirs, beneficiaries or assigns (the "Released Parties") from any and all claims, charges, complaints, promises, agreements, controversies, liens, demands, causes of action, obligations, damages and liabilities of any nature whatsoever that it had, now has, or may hereafter claim to have against the Released Parties, known or unknown and including without limitation claims arising out of or relating in any way to the Relationship, the Placement Agency Agreement, the Debenture, the Warrant Agreement, the Securities Purchase Agreement and/or any other agreement by or between the Company and any or all of the Sands Parties whether or not previously asserted before any state or federal court or before any state, federal or regulatory agency or governmental entity. Nothing contained herein shall be deemed to release any of Sands Brothers' rights under this Agreement or the Retained Warrant Certificate or the Additional Retained Warrant Certificate.

          c.     Release by Venture Capital. Except as provided below, as a
                 --------------------------
material inducement to enter into this Agreement, Venture Capital shall execute and deliver to the Company a full and general Release, the form of which is attached as Exhibit E hereto, on its behalf and that of its affiliates and its
            ---------
officers and directors, agents, employees, successors and assigns hereby knowingly and voluntarily releasing and forever discharging the Company and its agents, attorneys, employees, directors, officers, affiliates, subsidiary and parent companies, successors, heirs, beneficiaries or assigns (the "Released Parties") from any and all claims, charges, complaints, promises, agreements, controversies, liens, demands, causes of action, obligations, damages and liabilities of any nature whatsoever that it had, now has, or may hereafter claim to have against the Released Parties, known or unknown and including without limitation claims arising out of or relating in any way to the Relationship, the Placement Agency Agreement, the Debenture, the Warrant Agreement, the Securities Purchase Agreement and/or any other agreement by or between the Company and any or all of the Sands Parties whether or not previously asserted before any state or federal court or before any state, federal or regulatory agency or governmental entity; provided, however, that such Release shall be delivered to Littman Krooks & Roth P.C. ("Littman Krooks") and shall be held in escrow until the Debenture is paid in full. At such time as the Debenture is paid in full pursuant to the terms thereof as of this Agreement, Littman Krooks shall immediately release the Venture Capital Release to the Company. If the Debenture is not paid in full by the Final Payment Date, Littman Krooks shall return the Venture Capital Release to Venture Capital and shall be rendered null and void, ab initio. Nothing contained herein shall be deemed to release any of Venture Capital's rights under this Agreement.


          d.     Release by MGH. Except as provided below, as a material
                 --------------
inducement to enter into this Agreement, MGH shall execute and deliver to the Company a full and general Release, the form of which is attached as Exhibit F
                                                                     ---------
hereto, on his behalf and that of his affiliates and its officers and directors, agents and employees, his successors, heirs, beneficiaries or assigns, hereby knowingly and voluntarily releasing and forever discharging the Company and its agents, attorneys, employees, directors, officers, affiliates, subsidiary and parent companies, successors, heirs, beneficiaries or assigns (the "Released Parties") from any and all claims, charges, complaints, promises, agreements, controversies, liens, demands, causes of action, obligations, damages and liabilities of any nature whatsoever that it had, now has, or may hereafter claim to have against the Released Parties, known or unknown, including without limitation claims arising out of or relating in any way to the Relationship, the Placement Agency Agreement, the Debenture, the Warrant Agreement, the Securities Purchase Agreement and/or any other agreement by or between the Company and any or all of the Sands Parties whether or not previously asserted before any state or federal court or before any state, federal or regulatory agency or governmental entity. Nothing contained herein shall be deemed to release any of MGH's rights under this Agreement or the Retained Warrant Certificate or the Additional Retained Warrant Certificate.

     Section 6.  Mutual Non-Disparagement.  The Company agrees that, except as
                 ------------------------
may be required by law, it will not make or publish any statement which is, or may reasonably be considered to be, disparaging of the Sands Parties or directors, officers or employees of the businesses of the Sands Parties. The Sands Parties agree that they will not make or publish any statement, which is, or may reasonably be considered to be, disparaging of the Company or its directors, officers, and employees.

     Section 7.  Knowledge of Claims.  The Company represents and warrants that
                 --------------------
it has no knowledge of any third party which may assert any claim against the Sands Parties, or any of the past or present officers or directors or any of the forgoing acting in their capacities as such, with respect to the Relationship.

     Section 8.  Notice.  For purposes of this Agreement, notices and all other
                 ------
communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid as follows:

          If to the Company:

          Constellation 3D, Inc.
          805 Third Avenue - 14th Floor
          New York, NY 10022
          Attn: Craig Weiner, Esq., General Counsel

          With a copy to:

          James Brandt, Esq.
          Jeff Tochner, Esq.
          Latham & Watkins
          885 Third Avenue
          New York, NY 10022


          If to Sands Brothers and MGH:

          90 Park Avenue, 39th Floor
          New York, NY 10016
          Attn: Steven B. Sands
          Fax:  (212) 697-8035


          With a copy to:

          Littman Krooks & Roth P.C.
          65 Third Avenue
          New York, NY 10017
          Attn: Mitchell C. Littman, Esq.
          Fax: (212) 490-2990
     or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     Section 9.  Miscellaneous.
                 -------------

          a.     Enforcement; Governing Law; Jurisdiction. This Agreement shall
                 ----------------------------------------
be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of law principles.

          b.     Headings. The section and paragraph headings contained in this
                 --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          c.     Counterparts. This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          d.     Entire Agreement. This Agreement constitutes the entire
                 ----------------
agreement, and supersedes any and all prior agreements, and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof except as otherwise provided herein.

          e.     Severability. If any term or other provision of this Agreement
                 ------------
is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

          f.     Successors. This Agreement shall be binding upon and shall
                 ----------
inure to the benefit of each of the parties hereto, and their respective heirs, legatees, executors, administrators, legal representatives, successors and assigns. The provisions of Section 2(a) hereof are intended to be for the benefit of, and shall be enforceable by, each Releasee and his, her or its, heirs and representatives.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                              CONSTELLATION 3D, INC.


                              By: /s/ Ray Tellini
                                 -----------------------------------
                                      Ray Tellini, Vice - President


                              SANDS BROTHERS & CO. LTD.


                              By: /s/ Steven Sands
                                 -----------------------------------
                                      Steven Sands



                              SANDS BROTHERS VENTURE CAPITAL LLC


                              By: /s/ Steven Sands
                                 -----------------------------------
                                      Steven Sands


                              /s/ MARK G. HOLLO
                              --------------------------------------
                              MARK G. HOLLO

                                   EXHIBIT A
                     FORM OF RETAINED WARRANT CERTIFICATE


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR OTHERWISE. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                         COMMON STOCK PURCHASE WARRANT

                          Number of Shares:  100,000

                            CONSTELLATION 3D, INC.
                            ----------------------

                          Void after December 1, 2004

1.    Issuance.  This Warrant is issued to Sands Brothers & Co., Ltd. by
      --------
Constellation 3D, Inc., a Delaware corporation (hereinafter with its successors called the "Company").

2.    Purchase Price; Number of Shares.  Subject to the terms and conditions
      --------------------------------
hereinafter set forth, the registered holder of this Warrant (the "Holder"), is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, at 805 Third Avenue - 14th Floor, New York, NY 10022, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company at a price per share (the "Purchase Price") of $3.67, of up to 100,000 fully paid and nonassessable shares of Common Stock, $ .00001 par value, of the Company (the "Common Stock"). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

3.    Exercisability.  This Warrant will become exercisable upon the execution
      --------------
hereof by the Company.

4.    Payment of Purchase Price; Cashless Exercise.  Payment of the Purchase
      --------------------------------------------
Price of the shares shall be by certified check or cashier's check or by wire transfer (of same day funds) to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised at any time during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by the Company in good faith by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference, but not less than zero between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. "Market Price," as of any date, (i) means the average of the
               ------------
closing bid prices for the shares of Common Stock as reported on the Nasdaq National Market by Bloomberg Financial Markets ("Bloomberg") for the five (5) consecutive trading days immediately preceding such date, or (ii) if the Nasdaq National Market is not the principal trading market for the shares of Common Stock, the average of the closing bid prices reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported price reported by Bloomberg for such period, or (iii) if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no closing bid price is so reported for such security, the last closing trade price of such security as reported by Bloomberg, or (iv) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

5.    Partial Exercise.  This Warrant may not be exercised in part.
      ----------------

6.    Issuance Date.  The person or persons in whose name or names any
      -------------
certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed. Until such time as this Warrant is exercised in whole or in part, the Holder hereof shall have no rights as a shareholder of the Company.

7.    Expiration Date.  This Warrant shall expire at the close of business on
      ---------------
December 1, 2004, and shall be void thereafter.

8.    Reserved Shares; Valid Issuance.  The Company covenants that it will at
      -------------------------------
all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9.    Dividends.  If after May 25, 2001 (the "Original Issue Date") the Company
      ---------
shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

10.   Fractional Shares.  In no event shall any fractional share of Common
      -----------------
Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant, the Holder would, except as provided in this Section 12, be entitled to receive a fractional share of Common Stock, then the Company shall make a cash payment to the Holder equal to the quotient of (a) such fraction multiplied by
(b) the fair market value of a share of Common Stock as determined by the Company's Board of Directors, in its sole discretion.

11.   Certificate of Adjustment.  Whenever the Purchase Price is adjusted, as
      -------------------------
herein provided, the Company shall promptly deliver to the Holder a certificate either from the Company's President and its Treasurer or from a firm of independent public accountants setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

12.   Notices of Record Date, Etc.  In the event of:
      ----------------------------

      a. any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

      b. any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

      c. any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any dividend or distribution, or of any such transaction.

13.   Amendment.  The terms of this Warrant may be amended, modified or waived
      ---------
only with the written consent of the Company and the holders of Warrants representing at least two-thirds of the number of shares of Common Stock then issuable upon the exercise of the Warrants. No such amendment, modification or waiver shall be effective as to this Warrant unless the terms of such amendment, modification or waiver shall apply with the same force and effect to all of the other Warrants then outstanding.


14.   Warrant Register; Transfers, Etc.
      ---------------------------------

      a. The Company will maintain a register containing the names and addresses of the registered holders of the Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

      b. This Warrant may not be transferred or assigned in whole or in part without the prior written consent of the Company, and without compliance with all applicable federal and state securities laws by the transferor and the transferee. Subject to all of the restrictions of the prior sentence, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for a permitted transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

      c. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company, provided, however, that so long as the original holder of this Warrant is the registered holder of this Warrant, no indemnity shall be required other than its written agreement to indemnify the Company against any loss arising from the issuance of such new warrant.

15.   No Impairment.  The Company will not, by amendment of its Articles of
      -------------
Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

16.   Governing Law.  The provisions and terms of this Warrant shall be
      -------------
governed by and construed in accordance with the internal laws of the State of New York.

17.   Successors and Assigns.  This Warrant shall be binding upon the
      ----------------------
Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

18.   Business Days.  If the last or appointed day for the taking of any action
      -------------
required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in the State of Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

19.   Consolidation or Merger.  In case of any consolidation of the Company
      -----------------------
with, or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger, sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 19 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized:

Issued: New York, New York              Constellation 3D, Inc.
        May 25, 2001

                                        __________________
                                        By:

ASSIGNMENT


     For value received __________________ hereby sells, assigns and transfers unto _____ ___________________ assigns and transfers unto ______________________
_____________________________________________________________________________
[Please print or typewrite name and address of Assignee]
_____________________________________________________________________________
the within Warrant, and does hereby irrevocably constitute and appoint _________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.


Dated: __________________

In the presence of:

________________________

SUBSCRIPTION


To: ____________________              Date: ___________________

     The undersigned hereby subscribes for _______ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                      ________________________
                                      Signature

                                      ________________________
                                      Name for Registration

                                      ________________________
                                      Mailing Address

                                   EXHIBIT B
                    ADDITIONAL RETAINED WARRANT CERTIFICATE


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR OTHERWISE. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                         COMMON STOCK PURCHASE WARRANT

                          Number of Shares:  100,000

                            CONSTELLATION 3D, INC.
                            ----------------------

                          Void after December 1, 2004

1.  Issuance.  This Warrant is issued to Sands Brothers & Co., Ltd. by
    --------
Constellation 3D, Inc., a Delaware corporation (hereinafter with its successors called the "Company").

2.  Purchase Price; Number of Shares.  Subject to the terms and conditions
    --------------------------------
hereinafter set forth, the registered holder of this Warrant (the "Holder"), is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, at 805 Third Avenue - 14/th/ Floor, New York, NY 10022, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company at a price per share (the "Purchase Price") of $11.00, of up to 100,000 fully paid and nonassessable shares of Common Stock, $ .00001 par value, of the Company (the "Common Stock"). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

3.  Exercisability.  This Warrant will become exercisable upon the execution
    --------------
hereof by the Company.

4.  Payment of Purchase Price; Cashless Exercise.  Payment of the Purchase Price
    --------------------------------------------
of the shares shall be by certified check or cashier's check or by wire transfer (of same day funds) to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised at any time during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by the Company in good faith by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference, but not less than zero between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. "Market Price," as of any date, (i) means the average of the
               ------------
closing bid prices for the shares of Common Stock as reported on the Nasdaq National Market by Bloomberg Financial Markets ("Bloomberg") for the five (5) consecutive trading days immediately preceding such date, or (ii) if the Nasdaq National Market is not the principal trading market for the shares of Common Stock, the average of the closing bid prices reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported price reported by Bloomberg for such period, or (iii) if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no closing bid price is so reported for such security, the last closing trade price of such security as reported by Bloomberg, or (iv) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

5.  Partial Exercise.  This Warrant may not be exercised in part.
    ----------------

6.  Issuance Date.  The person or persons in whose name or names any certificate
    -------------
representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed. Until such time as this Warrant is exercised in whole or in part, the Holder hereof shall have no rights as a shareholder of the Company.

7.  Expiration Date.  This Warrant shall expire at the close of business on
    ---------------
December 1, 2004, and shall be void thereafter.

8.  Reserved Shares; Valid Issuance.  The Company covenants that it will at all
    -------------------------------
times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9.  Dividends.  If after May 25, 2001 (the "Original Issue Date") the Company
    ---------
shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

10.  Fractional Shares.  In no event shall any fractional share of Common Stock
     -----------------
be issued upon any exercise of this Warrant. If, upon exercise of this Warrant, the Holder would, except as provided in this Section 12, be entitled to receive a fractional share of Common Stock, then the Company shall make a cash payment to the Holder equal to the quotient of (a) such fraction multiplied by (b) the fair market value of a share of Common Stock as determined by the Company's Board of Directors, in its sole discretion.

11.  Certificate of Adjustment.  Whenever the Purchase Price is adjusted, as
     -------------------------
herein provided, the Company shall promptly deliver to the Holder a certificate either from the Company's President and its Treasurer or from a firm of independent public accountants setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

12.  Notices of Record Date, Etc.  In the event of:
     ----------------------------

     c. any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

     d. any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

     c. any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any dividend or distribution, or of any such transaction.

13.  Amendment.  The terms of this Warrant may be amended, modified or waived
     ---------
only with the written consent of the Company and the holders of Warrants representing at least two-thirds of the number of shares of Common Stock then issuable upon the exercise of the Warrants. No such amendment, modification or waiver shall be effective as to this Warrant unless the terms of such amendment, modification or waiver shall apply with the same force and effect to all of the other Warrants then outstanding.

14.  Warrant Register; Transfers, Etc.
     ---------------------------------

     a. The Company will maintain a register containing the names and addresses of the registered holders of the Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

     b. This Warrant may not be transferred or assigned in whole or in part without the prior written consent of the Company, and without compliance with all applicable federal and state securities laws by the transferor and the transferee. Subject to all of the restrictions of the prior sentence, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for a permitted transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

     c. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company, provided, however, that so long as the original holder of this Warrant is the registered holder of this Warrant, no indemnity shall be required other than its written agreement to indemnify the Company against any loss arising from the issuance of such new warrant.

15.  No Impairment.  The Company will not, by amendment of its Articles of
     -------------
Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

16.  Governing Law.  The provisions and terms of this Warrant shall be governed
     -------------
by and construed in accordance with the internal laws of the State of New York.

17.  Successors and Assigns.  This Warrant shall be binding upon the Company's
     ----------------------
successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

18.  Business Days.  If the last or appointed day for the taking of any action
     -------------
required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in the State of Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

19.  Consolidation or Merger.  In case of any consolidation of the Company with,
     -----------------------
or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger, sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Issued: New York, New York      Constellation 3D, Inc.
        May 25, 2001

                                __________________
                                By:

ASSIGNMENT


     For value received __________________ hereby sells, assigns and transfers unto ________________________ assigns and transfers unto _______________________
________________________________________________________________________________
[Please print or typewrite name and address of Assignee]

________________________________________________________________________________
the within Warrant, and does hereby irrevocably constitute and appoint _________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.


Dated: __________________

In the presence of:

________________________

SUBSCRIPTION

To: ____________________           Date: ___________________

     The undersigned hereby subscribes for _______ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                   ________________________
                                   Signature

                                   ________________________
                                   Name for Registration

                                   ________________________
                                   Mailing Address

                                   EXHIBIT C

                                    RELEASE

The undersigned, CONSTELLATION 3D, INC. ("Releasor" or the "Company"), knowingly and voluntarily does hereby release and forever discharges SANDS BROTHERS & CO., LTD., MARK G. HOLLO, SANDS BROTHERS VENTURE CAPITAL LLC and its subsidiaries and affiliates, together with all of their respective past and present directors, managers, officers, partners, employees and attorneys, and each of their predecessors, successors and assigns, and any of the foregoing in their capacity as a shareholder or agent of Sands Brothers & Co., Ltd. (collectively, "Releasees") from any and all claims, charges, complaints, promises, agreements, controversies, liens, demands, causes of action, obligations, damages and liabilities of any nature whatsoever, known or unknown, suspected or unsuspected, which against them the Company or subsidiaries and affiliates, together with all of their respective past and present directors, managers, officers, partners, employees and attorneys, and each of their predecessors, successors and assigns, and any of the foregoing in their capacity as a shareholder or agent of the Company ever had, now have, or may hereafter claim to have against any of the Releasees by reason of any matter, cause or thing whatsoever arising on or before the Separation Date and whether or not previously asserted before any state or federal court or before any state or federal agency or governmental entity (the "Release"). The Release includes, without limitation, any rights or claims relating in any way to the Relationship (as defined in the Settlement and Release Agreement), or any other federal, state or local law, regulation, ordinance or common law, or under any policy, agreement, understanding or promise, whether written or oral, formal or informal, between any of the Releasees, Sands Brothers & Co., Inc., Mark G. Hollo and Sands Brothers Venture Capital LLC.


Date: May ______, 2001

                                         CONSTELLATION 3D, INC.

                                         By:___________________________
                                         Title:

                                   EXHIBIT D

                                    RELEASE

The undersigned, SANDS BROTHERS & CO., LTD ("Releasor" or the "Company"), knowingly and voluntarily does hereby release and forever discharges CONSTELLATION 3D, INC. and its subsidiaries and affiliates, together with all of its respective past and present directors, managers, officers, partners, employees and attorneys, and each of its predecessors, successors and assigns, and any of the foregoing in their capacity as a shareholder or agent of Constellation 3D, Inc. (collectively, "Releasees") from any and all claims, charges, complaints, promises, agreements, controversies, liens, demands, causes of action, obligations, damages and liabilities of any nature whatsoever, known or unknown, suspected or unsuspected, which against them the Company or subsidiaries and affiliates, together with all of their respective past and present directors, managers, officers, partners, employees and attorneys, and each of their predecessors, successors and assigns, and any of the foregoing in their capacity as a shareholder or agent of the Company ever had, now have, or may hereafter claim to have against any of the Releasees by reason of any matter, cause or thing whatsoever arising on or before the Separation Date and whether or not previously asserted before any state or federal court or before any state or federal agency or governmental entity (the "Release"). The Release includes, without limitation, any rights or claims relating in any way to the Relationship (as defined in the Settlement and Release Agreement), or any other federal, state or local law, regulation, ordinance or common law, or under any policy, agreement, understanding or promise, whether written or oral, formal or informal, between any of the Releasees, the Company, Mark G. Hollo and Sands Brothers Venture Capital LLC.

Dated: May ________, 2001


                                             SANDS BROTHERS & CO., LTD.


                                             ________________________________
                                             By:
                                             Title:

                                   EXHIBIT E

                                    RELEASE

The undersigned, SANDS BROTHERS VENTURE CAPITAL LLC ("Releasor" or the "Company"), knowingly and voluntarily does hereby release and forever discharges CONSTELLATION 3D, INC. and its subsidiaries and affiliates, together with all of its respective past and present directors, managers, officers, partners, employees and attorneys, and each of its predecessors, successors and assigns, and any of the foregoing in their capacity as a shareholder or agent of Constellation 3D, Inc. (collectively, "Releasees") from any and all claims, charges, complaints, promises, agreements, controversies, liens, demands, causes of action, obligations, damages and liabilities of any nature whatsoever, known or unknown, suspected or unsuspected, which against them the Company or subsidiaries and affiliates, together with all of their respective past and present directors, managers, officers, partners, employees and attorneys, and each of their predecessors, successors and assigns, and any of the foregoing in their capacity as a shareholder or agent of the Company ever had, now have, or may hereafter claim to have against any of the Releasees by reason of any matter, cause or thing whatsoever arising on or before the Separation Date and whether or not previously asserted before any state or federal court or before any state or federal agency or governmental entity (the "Release"). The Release includes, without limitation, any rights or claims relating in any way to the Relationship (as defined in the Settlement and Release Agreement), or any other federal, state or local law, regulation, ordinance or common law, or under any policy, agreement, understanding or promise, whether written or oral, formal or informal, between any of the Releasees, the Company, Sands Brothers & Co., Ltd. and Mark G. Hollo.

This Release shall be rendered null and void, ab initio, if that certain 10% Subordinated Convertible Debenture dated March 24, 2000 (the "Debenture") in the principal amount of Four Million ($4,000,000) Dollars issued to Sands Brothers Venture Capital LLC is not paid in full, with accrued interest thereon, by the earlier of the due date thereof, or one business day following the Company's receipt of $9 million in debt or equity financing.

Dated: May ________, 2001


                                       SANDS BROTHERS VENTURE CAPITAL LLC


                                       ________________________________
                                       By:
                                       Title:

                                   EXHIBIT F

                                    RELEASE

The undersigned, Mark G. Hollo ("Releasor"), knowingly and voluntarily does hereby release and forever discharges CONSTELLATION 3D, INC. and its subsidiaries and affiliates, together with all of its respective past and present directors, managers, officers, partners, employees and attorneys, and each of its predecessors, successors and assigns, and any of the foregoing in their capacity as a shareholder or agent of Constellation 3D, Inc. (collectively, "Releasees") from any and all claims, charges, complaints, promises, agreements, controversies, liens, demands, causes of action, obligations, damages and liabilities of any nature whatsoever, known or unknown, suspected or unsuspected, which against them he and each of his successors, heirs, beneficiaries or assigns predecessors, successors and assigns ever had, now have, or may hereafter claim to have against any of the Releasees by reason of any matter, cause or thing whatsoever arising on or before the Separation Date and whether or not previously asserted before any state or federal court or before any state or federal agency or governmental entity (the "Release"). The Release includes, without limitation, any rights or claims relating in any way to the Relationship (as defined in the Settlement and Release Agreement), or any other federal, state or local law, regulation, ordinance or common law, or under any policy, agreement, understanding or promise, whether written or oral, formal or informal, between any of the Releasees, the Company, Sands Brothers & Co., Ltd. and Mark G. Hollo.

Dated: May ________, 2001




                                              _______________________________
                                              MARK G. HOLLO